UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2004

Sepracor Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19410	22-2536587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 Waterford Drive Marlborough, MA		01752
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 481-6700

N/A
(Former name or former address, if changed since last report)

Item 5.                                                             Other Events.

On March 25, 2004, Sepracor Inc. announced that it has entered into an amendment to its agreement with the Ross Products Division of Abbott Laboratories (“Ross”) for the co-promotion of XOPENEX® brand levalbuterol HCl inhalation solution.  Under the terms of the amendment, the agreement will be terminated effective December 31, 2004, Ross will continue to co-promote XOPENEX through December 31, 2004 and, following termination, Sepracor will make residual payments to Ross of $30 million on or before the end of 2005 and $3 million on or before the end of 2006.

A copy of the press release relating to such announcement is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.                                                             Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                             Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 31, 2004		SEPRACOR INC.

		By:	/s/ Robert F. Scumaci
Robert F. Scumaci
Executive Vice President, Finance and Administration and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 25, 2004